UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                  SAFENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                            0-20634                        52-1287752
                          (Commission                    (IRS Employer
                         File Number)                 Identification No.)

                              4690 Millennium Drive
                             Belcamp, Maryland 21017
               (Address of Principal Executive Offices) (Zip Code)

                                 (443) 327-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

     On November 14, 2006, SafeNet, Inc. (the "Company") received a written Nasdaq Additional Staff Determination notice from the Nasdaq Stock Market, stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006, and that this serves as an additional basis for delisting the Company's securities from The Nasdaq Stock Market. The Company issued a press release on November 17, 2006 disclosing its receipt of this Nasdaq Additional Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     As more fully described in the Company's report on Form 8-K filed August 18, 2006, the Company previously received, on August 14, 2006, a Nasdaq Staff Determination notice relating to the fact that the Company did not timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2006. In connection with the August 18, 2006 Staff Determination notice, the Company requested and received a hearing before a Nasdaq hearing panel. At the hearing, which occurred on September 22, 2006, the Company requested continued listing and proposed a plan to allow the Company to meet its filing requirements. The Company intends to make an additional submission to Nasdaq providing information regarding the Company's progress in completing the plan presented at the hearing. The Company has not received a decision from Nasdaq, but the Company's common stock will remain listed on the Nasdaq Global Select Market pending the issuance of a formal decision by the hearing panel. There can be no assurance that Nasdaq will grant the Company's request for continued listing.
     As previously disclosed by the Company, the board of directors of the Company has appointed a special committee of the board to investigate the Company's stock option granting practices. The special committee has retained independent counsel and forensic accountants to assist in its investigation, which is currently in progress. In addition, the Company has retained an international professional services firm to assist the Company in a review of the Company's accounting for stock option grants. That review is also ongoing. The Company will not file its Quarterly Reports on Form 10-Q for the quarters ended June 30 and September 30, 2006 until the Company's review of its accounting for stock option grants and the investigation by the special committee are complete. The Company intends to file its Quarterly Reports on Form 10-Q as soon as practicable after the completion of the Company's review and the special committee's investigation.

Item 9. 01 Financial Statements and Exhibits
     (d) Exhibits
        99.1  Press Release dated November 17, 2006



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 17, 2006

                                             SAFENET, INC.

                                              By:      /s/ John W. Frederick
                                                      John W. Frederick
                                                      Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SAFENET, INC.
                            EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.      ITEM

99.1             Press Release of SafeNet, Inc., dated November 17, 2006.